Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Voya Map Plus NPSM

Supplement Dated November 22, 2024, to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus
each dated May 1, 2024, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

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NOTICE OF FUND NAME CHANGE

At a meeting held on September 9-11, 2024, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) approved the name change of the “Invesco Capital Appreciation Fund” to “Invesco Discovery Large Cap Fund” effective on or about December 20, 2024. Accordingly, all references in your contract prospectus and summary prospectuses, as applicable, referencing “Invesco Capital Appreciation Fund” are to be deleted and replaced with “Invesco Discovery Large Cap Fund.”

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.109860-24C	November 2024